Exhibit 10.4

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”) is entered into as of March 28, 2023, by and among, Bruce - Merrilees Electric Co., Pennsylvania corporation (the “Subordinated Creditor”), Whitehawk Capital Partners LP, as “Senior Agent” (as hereinafter defined) for all “Senior Lenders” (as hereinafter defined) party to the Credit Agreement described below and each of the other “Loan Parties” (as hereinafter defined) from time to time party hereto.

R E C I T A L S

A.         Stronghold Digital Mining Holdings, LLC (the "Borrower"), Stronghold Digital Mining, Inc., a Delaware corporation (“Holdings”), each Subsidiary of the Borrower listed as a "Guarantor" on the signature pages thereto (together with Holdings and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as therein defined), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Whitehawk Capital Partners LP ("Whitehawk Capital"), as collateral agent for the Lenders (in such capacity, together with its designees, successors and assigns, the "Collateral Agent") and Whitehawk Capital, as administrative agent for the Lenders (in such capacity, together with its designees, successors and assigns, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents") have entered into a Credit Agreement dated as of October 27, 2022 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"), pursuant to which, among other things, Senior Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and financial accommodations to the Borrower. The Borrower and each of the other Loan Parties and Senior Agent have entered or will enter into various “Senior Debt Documents” (as hereinafter defined) pursuant to which all of the Borrower’s obligations to the Senior Creditors under the Credit Agreement and the other Senior Debt Documents are or will be guaranteed by each other Loan Party and all such obligations and guarantees are secured by liens on and security interests in substantially all of the now existing and hereafter acquired real and personal property (tangible or intangible) of each Loan Party (the “Collateral”).

B.          The Borrower is obligated to Subordinated Creditor with respect to that certain Settlement Agreement and Release, dated as of the date hereof (the “Subordinated Creditor Agreement”) and the “Subordinated Creditor Note” (hereinafter defined) pursuant to which Subordinated Creditor has extended certain financial accommodations to the Borrower.

C.       Except as set forth in B. above, neither any Loan Party nor any Subsidiary of any Loan Party has any obligation or liability to Subordinated Creditor.

As an inducement to and as one of the conditions precedent to the agreement of Senior Agent and Senior Lenders to make certain loans and provide certain commitments to Borrower and the other Loan Parties on or around the date hereof under, and subject to the terms and conditions of, the Credit Agreement, Senior Agent and the Senior Lenders have required the execution and delivery of this Agreement by Subordinated Creditor and each Loan Party party hereto in order to, among other things, set forth the relative rights and priorities of Senior Agent, each Senior Lender and the Subordinated Creditor.

NOW, THEREFORE, in order to induce Senior Agent and Senior Lenders to make certain loans to Borrower on or around the date hereof under, and subject to the terms and conditions of, the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.           Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. The following terms shall have the following meanings in this Agreement:

“B&M Permitted Payments” has the meaning ascribed to such term in the Credit Agreement.

“B&M Permitted Payments Conditions” has the meaning ascribed to such term in the Credit Agreement.

“Bankruptcy Code” has the meaning ascribed to such term in the Credit Agreement.

“Collateral” shall have the meaning assigned to the term “Collateral” in each Senior Debt Document and, for the avoidance, shall, for purposes of this Agreement, include any and all property and asset of each Loan Party and each Subsidiary of any Loan Party whether or not such Subsidiary is an obligor, borrower or guarantor under any Senior Debt Document or any Subordinated Debt Document.

“Debt” means Senior Debt or Subordinated Debt, as the context requires.

“Debtor Relief Law” has the meaning ascribed to such term in the Credit Agreement.

“Disposition” or “Dispose” means the sale, assignment, transfer, license, lease (as lessor), exchange, or other disposition (including any sale and leaseback transaction) of any property by any person (or the granting of any option or other right to do any of the foregoing).

“Distribution” shall mean, with respect to any indebtedness, obligation or security, (a) any payment or distribution, direct or indirect, by any Person of cash, securities or other property, by set-off or otherwise, (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Person, (c) any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of such indebtedness, (d) in any payment to retire, or to obtain the surrender of, of such indebtedness or (d) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness, obligation or security in or upon any property of any Person.

“Enforcement Action” shall mean to:

(a)        take from or for the account of any Loan Party or any other guarantor of the Senior Debt and/or the Subordinated Debt, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Loan Party or any such guarantor with respect to the Senior Debt and/or the Subordinated Debt,

(b)         ask, demand, sue for payment of, or to initiate or participate with others in any suit, action or proceeding against any Loan Party of the Senior Debt and/or the Subordinated Debt or any such guarantor to (i) enforce payment of or to collect the whole or any part of the  Senior Debt and/or the Subordinated Debt, or (ii) commence judicial enforcement of any of the rights and remedies under the Senior Debt Documents and/or the Subordinated Debt Documents or applicable law or at equity with respect to the Subordinated Debt,

(c)         commence or join with other Persons to commence a Proceeding, including under any Debtor Relief Law, or initiate a filing of a petition for relief under any Proceeding, including under any Debtor Relief Law,

(d)          send a notice of default under or with respect to or accelerate any Senior Debt and/or any Subordinated Debt,

(e)        receive or exercise any put option or to cause any Loan Party or any such guarantor to honor any redemption or mandatory prepayment obligation with respect to any Senior Debt and/or any Subordinated Debt,

(f)          receive or exercise any right or remedy with respect to the Senior Debt (whether under the Senior Debt Documents, applicable law or otherwise) and/or the Subordinated Debt (whether under the Subordinated Debt Documents, applicable law or otherwise), or

(g)       receive or exercise any right or remedy provided to a secured creditor under the Senior Debt Documents and/or the Subordinated Debt Documents (including, in each case, the delivery of any notice to seek to obtain payment directly from any account debtor of any Loan Party or any depositary bank, securities intermediary, or other person obligated on any Collateral, or the exercise of any right of setoff or recoupment with respect to obligations owed to any Loan Party), under applicable law, at equity, in a Proceeding, including under any Debtor Relief Law or otherwise,

(h)        foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or Dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral (including by way of setoff, recoupment, notification of a public or private sale or other Disposition pursuant to applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable),

(i)          commence, prosecute, participate in or take any action to enforce any claim or any Lien in respect of the Collateral or any other property or asset, including the institution of any foreclosure proceedings, the noticing of any public or private sale or other disposition pursuant to Article 9 of the UCC or other applicable law, the exercise of any voting rights relating to any Equity Interests or any other property or asset, the acceptance of Collateral or any other property or asset in full or partial satisfaction of any Senior Debt and/or any Subordinated Debt, or any attempt to vacate or obtain relief from a stay or other injunction restricting any other action described in this definition, or

(i)          dispose of all or any portion of the Collateral by private or public sale or any other means, or solicit bids from third parties to conduct the disposition of all or any portion of the Collateral or engage or retain sales brokers, marketing agents, or auctioneers for the purposes of marketing, promoting, and selling Collateral,

(j)          receive a transfer of Collateral in satisfaction of any obligation secured thereby,

(k)         file or support any motion or application seeking relief from any automatic stay imposed in any Proceeding, including under any Debtor Relief Law,

(l)         otherwise enforce a Lien or exercise a remedy, as a secured creditor or otherwise, in equity, or pursuant to the Senior Debt Documents and/or the Subordinated Debt Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses and exercising voting rights in respect of equity interests comprising Collateral), or

(m)         to cause the disposition of Collateral by any Loan Party or any Subsidiary of any Loan Party (other than in the ordinary course of business) after the occurrence and during the continuation of an event of default under the Senior Debt Documents and/or the Subordinated Debt Documents.

“Equity Interest” has the meaning ascribed to such term in the Credit Agreement.

“Equity Issuance” has the meaning ascribed to such term in the Credit Agreement.

“Lien” has the meaning ascribed to such term in the Credit Agreement.

“Loan Party” shall mean the Borrower and each Subsidiary of the Borrower that is an obligor in respect of the Senior Debt or grants any Lien with respect to any of its property to any Senior Creditor in respect of the Senior Debt and any other Person that is a borrower and/or guarantor and/or surety with respect to the Subordinated Debt

“Paid in Full” or “Payment in Full” shall mean the occurrence of all of the following:
(a) with respect to the Senior Debt, termination of all commitments to extend credit that would constitute Senior Debt and (b) payment in U.S. Dollars in full in cash of all of the Senior Debt (including interest accruing during the pendency of any Proceeding, regardless of whether allowed or allowable in such Proceeding) (other than any contingent indemnity obligations for which no claim, whether oral or written, has been made or asserted) (including interest accruing during the pendency of any Proceeding, regardless of whether allowed or allowable in such Proceeding).

“Permitted Subordinated Debt Payments” shall mean, with respect to the Subordinated Debt, (a) B&M Permitted Payments but only so long as, in each case, B&M Permitted Payment Conditions are satisfied at the time of such Distributions and (b) any other Distribution to which the Senior Agent provides its prior written consent in its sole discretion.

“Person” has the meaning ascribed to such term in the Credit Agreement.

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers, or any other marshaling of assets or liabilities or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“Qualified Equity Interest” has the meaning ascribed to such term in the Credit Agreement.

“Senior Agent” shall mean Whitehawk Capital Partners LP, as administrative agent and collateral agent (in the manner described in the Credit Agreement) for the Senior Lenders, its successors and assigns in such capacities, or any other Person appointed by the holders of the Senior Debt as administrative agent or collateral for purposes of the Senior Debt Documents and this Agreement.

“Senior Creditors” shall mean, as of any date of determination, the Senior Agent, Senior Lenders, and all other holders of Senior Debt as of such date.

“Senior Debt” shall mean all obligations, liabilities and indebtedness of every nature of each Loan Party from time to time owed to any Senior Creditor under the Senior Debt Documents, along with all “Obligations” as defined in the Credit Agreement, in each case including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest, prepayment premiums, and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding (including, in each case, any obligations and amounts in respect of any DIP Financing and all other amounts accruing on or after the commencement of any Proceeding relating to any Loan Party, or that would have accrued or become due under the terms of the Senior Debt Documents but for the effect of the Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Proceeding) together with (a) any amendments, modifications, renewals or extensions thereof and (b) any interest, prepayment premiums, fees, costs and expenses accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest, fees, costs and expenses are allowed or allowable in such Proceeding. Senior Debt shall be considered to be outstanding whenever any commitment for an extension of credit under any Senior Debt Document is outstanding, in each case whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.

“Senior Debt Documents” shall mean the Credit Agreement, all related collateral and security documents, and all other agreements, documents and instruments executed from time to time in connection therewith and any documentation with respect to any DIP Financing, in each case, as the same may be amended, restated supplemented, refinanced or otherwise modified from time to time.

“Senior Default” shall mean any “Event of Default” or “Default” under (and/or as defined in) any Senior Debt Document.

“Senior Final Maturity Date” shall mean the “Final Maturity Date” as such term is defined in the Credit Agreement.

“Senior Lenders” shall mean Whitehawk Finance, LLC and all of the other “Lenders” under and as defined in the Senior Debt Documents.

“Subordinated Creditor” shall mean, as of any date of determination, Subordinated Creditor and any other holders of Subordinated Debt as of such date.

"Subordinated Creditor Note” shall mean the Subordinated Promissory Note dated as of March 28, 2023 made by the Borrower in favor of the Subordinated Creditor in the aggregate face amount of $3,500,000.

“Subordinated Debt” shall mean all obligations, liabilities and indebtedness of every nature of each Loan Party or any Subsidiary of any Loan Party from time to time owed to the Subordinated Creditor under the Subordinated Debt Documents, however and whenever created, arising or evidenced, whether now existing or hereafter arising, whether joint or several, whether direct or indirect, whether absolute or contingent, whether arising by operation of law or otherwise, whether due or to become due, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct or indirect, absolute or contingent, fixed or otherwise, heretofore, whether joint or several, whether arising by operation of law or otherwise, whether due or to become due, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding together with (a) any amendments, modifications, renewals or extensions thereof and (b) any interest, premiums, fees, costs and expenses accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest, fees, costs and expenses are an allowed claim.

“Subordinated Debt Documents” shall mean the Subordinated Creditor Agreement and the Subordinated Creditor Note, and all other indebtedness and/or obligations of any Loan Party or any Subsidiary of any Loan Party however and whenever created, arising or evidenced, whether now existing or hereafter arising, whether joint or several, whether direct or indirect, whether absolute or contingent, whether arising by operation of law or otherwise, whether due or to become due, all related collateral and security documents, and all other agreements, documents and instruments executed from time to time in connection therewith, with one or more other obligors, and whether acquired outright, conditionally or as collateral security from any other Person, as the same may be amended, restated supplemented, refinanced or otherwise modified from time to time.

“Subsidiary” has the meaning ascribed to such term in the Credit Agreement. “UCC” shall mean the “Uniform Commercial Code” as such term is defined in the Credit Agreement.

2.	Subordination.

2.1.       Subordination of Subordinated Debt to Senior Debt. Each Loan Party covenants and agrees, and the Subordinated Creditor likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right and time of payment, to the prior Payment in Full of all Senior Debt; provided, that so long as (x) a Senior Creditor has not sent to the Subordinated Creditor a notice of a Default or an Event of Default under any Senior Debt and/or (y) a Proceeding has not been commenced by or against a Loan Party, the Borrower shall have the right to make, and the Subordinated Creditor shall have the right to accept, receive and retain (but only so long as (i) a Senior Creditor has not sent to the Subordinated Creditor a notice of a Default or an Event of Default under any Senior Debt and/or (ii) a Proceeding has not been commenced by or against a Loan Party), Permitted Subordinated Debt Payments to the extent and in the manner set forth herein. The Subordinated Creditor represent and agree that the sole obligor for and with respect to the Subordinated Debt, is the Borrower and no other Person is obligated as a primary obligor, guarantor or surety with respect to the Subordinated Debt.

2.2.       Liquidation, Dissolution, Bankruptcy. This Agreement shall be applicable both before and after the commencement of any Proceeding involving any Loan Party and all converted or succeeding cases in respect thereof. The relative rights of the Senior Creditors and Subordinated Creditor in or to any Distributions shall continue after the commencement of any Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law. In the event of any Proceeding involving any Loan Party, until the Payment in Full of all Senior Debt:

(a)         All Senior Debt shall first be Paid in Full before any Distribution shall be made in cash to any Subordinated Creditor on account of any Subordinated Debt.

(b)        Any Distribution which would, but for the terms of this Agreement, be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to Senior Agent (to be held and/or applied to the Senior Debt by Senior Agent in accordance with the terms of the Senior Debt Documents). Subordinated Creditor irrevocably authorize, empower and direct any debtor, debtor-in-possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Senior Agent or its designee (to be held and/or applied to the Senior Debt by Senior Agent in accordance with the terms of the Senior Debt Documents). Subordinated Creditor irrevocably authorizes and empowers the Senior Agent, in the name of such Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions.

(c)         Subordinated Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt or any Liens and security interests securing the Senior Debt.

(d)       Subordinated Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by the Senior Agent in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Senior Agent as its agent and attorney-in-fact with full power of substitution and with full authority in the place and stead of such Subordinated Creditor and in the name of such Subordinated Creditor or otherwise to (i) execute, verify, deliver and file such proofs of claim upon the failure of such Subordinated Creditor promptly to do so prior to ten (10) days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon the failure of such Subordinated Creditor to do so prior to five (5) days before the expiration of the time to vote any such claim; provided, that the Senior Agent shall not have any obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that the Senior Agent votes any claim in accordance with the authority granted hereby, such Subordinated Creditor shall not be entitled to change or withdraw such vote.

(e)         If any Senior Creditor is required in any Proceeding or otherwise to tum over, disgorge, or otherwise pay to the estate of any Loan Party any amount paid in respect of Senior Debt (or if any Senior Creditor elects to do so upon the advice of counsel in connection with the settlement of any claims for tum over or disgorgement) (a “Recovery”), then such Senior Creditor shall be entitled to a reinstatement of the Senior Debt with respect to all such amounts, and all rights, interests, priorities, and privileges recognized in this Agreement shall apply with respect to any such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Creditors and Subordinated Creditor even if all or part of the Senior Debt or all or part of the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

(f)          Subordinated Creditor agrees that it will not object to or oppose or contest or seek to condition or delay (or join with or support any third party objecting to, opposing, contesting or seeking to condition or delay) any use of cash collateral consented to by the Senior Agent or any financing provided by any Senior Creditor to any Loan Party or any Subsidiary of any Loan Party (or any debtor in possession financing or any financing (on an interim or final basis) provided by any Senior Creditor or any other Person consented to by the Senior Agent) (collectively, “DIP Financing”) on such terms and conditions as the Senior Agent may decide. Subordinated Creditor shall not contest or raise any objection to any DIP Financing from any Senior Creditor. In connection therewith, such Loan Party or any Subsidiary of any Loan Party may grant to the Senior Agent and Senior Creditors or such other lender, as applicable, Liens upon all of the property of such Loan Party, which Liens (i) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the commencement of any Proceeding or at any time thereafter) and all other financing provided by any Senior Creditor or consented to by the Senior Agent during the Proceeding and (ii) shall be superior in priority to the Liens of the Subordinated Creditor on the property of such Loan Party. If, in connection with any cash collateral use or DIP Financing, any Liens on the Collateral held by the Senior Agent are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve out,” or fees owed to the United States Trustee (or any similar person under any other Debtor Relief Law), then the Liens on the Collateral of the Subordinated Creditor shall also be subordinated to such interest or claim and shall remain subordinated to the Liens on the Collateral of the Senior Agent consistent with this Agreement.

(g)         Subordinated Creditor agrees that it will consent to, and not object to or oppose or contest or seek to condition or delay (or join with or support any third party objecting to, opposing, contesting or seeking to condition or delay), a sale or other disposition of any property (or any motion seeking to sell or any bidding procedure for such sale or disposition) (or any portion thereof) securing all of any part of any Senior Debt free and clear of Liens or other claims of the Subordinated Creditor under the Bankruptcy Code, including Sections 363, 365 and 1129 of the Bankruptcy Code, or other similar provisions of other applicable Debtor Relief Laws, if the Senior Agent has consented to such sale or disposition. Subordinated Creditor agrees not to assert any right it may have in any Proceeding arising from such Loan Party’s use, sale or other disposition of Collateral and agrees that it will not seek (or support any other Person seeking) to have any stay, whether automatic or otherwise, lifted with respect to any Collateral without the prior written consent of the Senior Agent.

(h)        Subordinated Creditor agrees that it will not, and will not permit any of its affiliates to, directly or indirectly, provide, participate in or otherwise support, any financing in a Proceeding to such Loan Party or any Subsidiary of any Loan Party without the prior written consent of the Senior Agent.

(i)          Subordinated Creditor agrees it will not object to or oppose any adequate protection sought by the Senior Agent or any Senior Creditor or object to or oppose any motion by the Senior Agent to lift the automatic stay or any other stay in any Proceeding. Subordinated Creditor will not seek or assert any right it may have for adequate protection of its interest in any Collateral. Subordinated Creditor waives any claim it may now or hereafter have arising out of the Senior Agent’s or any Senior Creditor’s election, in any Proceeding, of the application of Section 1111(b)(2) of the Bankruptcy Code (or any similar provision of any other Debtor Relief Law), and/or any borrowing or grant of a Lien under Section 364 of the Bankruptcy Code (or any similar provision of any other Debtor Relief Law) by such Loan Party, as debtor-in-possession.

(j)          Subordinated Creditor further agrees that it shall not, without the Senior Agent’s prior written consent, commence or continue any Proceeding, propose any plan of reorganization, arrangement or support or vote to accept any plan of reorganization or liquidation or proposal or file any motion, pleading or material in support of any motion or plan of reorganization or liquidation, arrangement or proposal that would impair the rights of the Senior Creditors or that is inconsistent with the priorities or other provisions of this Agreement, or is opposed by the Senior Creditors or the Senior Agent, or oppose any plan of reorganization or liquidation supported by the Senior Agent; provided that, notwithstanding the foregoing, the Subordinated Creditor retain all their rights to vote their claims in any Proceeding (including, without limitation, the right to vote to accept or reject any plan of reorganization, composition, arrangement or liquidation and the right to change any such vote, to the extent permitted to do so by applicable law or judicial process) to the extent not inconsistent with the priorities and other provisions of this Agreement.

(k)        Subordinated Creditor will not ask for, demand, sue for (including, without limitation, commencing, prosecuting or participating in any administrative, legal or equitable action (including any Proceeding) against any Loan Party or any Subsidiary of any Loan Party and the or with respect to the Subordinated Debt), receive or exercise any remedy with respect to, and neither any Loan Party or any Subsidiary of any Loan Party will make any payment or distribution (whether directly or indirectly, including, without limitation, whether made in cash, securities (other than as set forth in Section 2.3(b) below) or other property or by set-off) with respect to any Subordinated Debt until Payment in Full in cash of the Senior Debt; provided, however, that in the event that Subordinated Creditor receives any such payment or distribution prior to the Payment in Full of the Senior Debt, Subordinated Creditor shall hold such payment or distribution in trust for Senior Agent on behalf of the Senior Creditors and shall either (i) promptly, but in any event within one (1) Business Day, deliver the same to Senior Agent on behalf of the Senior Creditors after receipt thereof, with any necessary endorsements, or (ii) promptly, but in any event within one (1) Business Day, pay the amount of such payment to Senior Agent, in either case, without any withholding, setoff or other deduction.

(l)       In any Proceedings which require the classification of claims of creditors for voting purposes of any plan or proposal, Subordinated Creditor agrees that the Loan Parties (including as debtor(s) in any Proceeding) shall establish separate classes for claims of the Senior Creditors and Subordinated Creditor in recognition of their different interests.

(m)       The Senior Creditors shall not be bound to seek or exhaust any recourse against a Loan Party (including as a debtor in any Proceeding) or any other person or against the Collateral or assets of any debtor or any other person or against any security, guarantee or indemnity before being entitled to the benefit of the Subordinated Creditor’s obligations hereunder and the Senior Creditors may, subject to the terms of this Agreement, enforce the various remedies available to them, take whatever Enforcement Action and realize upon the Liens, Collateral, guarantees and indemnities or any part thereof, held by them in such order as the Senior Creditors deem appropriate, in their sole discretion.

(n)         Until the indefeasible Payment in Full of the Senior Debt has occurred, the Subordinated Creditor, waives any claim that may be had against the Senior Agent and the other the Senior Creditors arising out of any DIP Financing, or request for adequate protection or administrative expense priority under Section 364 of the Bankruptcy Code.

(o)         Until the indefeasible Payment in Full of the Senior Debt has occurred, the Subordinated Creditor, agrees that the Subordinated Creditor shall not seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay or other prohibition in any without the prior written consent of the Senior Agent.

(p)        The Subordinated Creditor, agrees that it shall not challenge, object to, oppose, contest or seek to condition or delay (or join with or support any third party challenging, objecting to, opposing, contesting or seeking to condition or delay) any claim by the Senior Agent and the other the Senior Creditors for allowance or payment in any Proceeding of the Senior consisting of post-petition interest, fees, prepayment premiums, or expenses or cash collateralization of all letters of credit.

(q)         Without the express written consent of the Senior Agent, the Subordinated Creditor shall not oppose, object to, contest or seek to condition or delay (or shall join with or support any third party in opposing, objecting to, contesting or seeking to condition or delay, as the case may be), in any Proceeding involving any Loan Party, (i) the determination of the extent of any Liens held by the Senior Agent or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) the payment to the Senior Agent of interest, fees or expenses, or to the cash collateralization of letters of credit, under Section 506(b) of the Bankruptcy Code.

(r)        Until the indefeasible Payment in Full of the Senior Debt has occurred, notwithstanding anything to the contrary contained herein, if in any Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then the Subordinated Creditor, agrees that, any Distribution or recovery that any of them may receive in respect of any such Collateral shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Creditors in the same form as received without recourse, representation or warranty (other than a representation of the Subordinated Creditor that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Subordinated Creditor, hereby appoints the Senior Agent, and any officer or agent of the Senior Agent, with full power of substitution, the attorney-in-fact of each Junior Lien Secured Party for the limited purpose of carrying out the provisions of this clause (r) and taking any action and executing any instrument that the Senior Agent may deem necessary or advisable to accomplish the purposes of this clause (r), which appointment is irrevocable and coupled with an interest.

(s)         The Subordinated Creditor shall not oppose, object to, contest or seek to condition or delay (or join with or support any third party in opposing, objecting to, contesting or seeking to condition or delay, as the case may be) any credit bid by the Senior Agent.

(t)          Without the consent of the Senior Agent in its sole discretion, the Subordinated Creditor, agrees that it shall not file or join an involuntary bankruptcy petition or claim or seek the appointment of an examiner, receiver or a trustee for any of the Loan Parties or any of their Subsidiaries, or any of their respective properties.

(u)         Subordinated Creditor shall not object to, oppose, or challenge the determination of the extent of any Liens held by the Senior Creditors or the value of any claims of any Senior Creditor under Section 506(a) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law or any claim by any Senior Creditor for allowance in any Proceeding of Senior Debt consisting of post-petition interest, fees, or expenses.

(v)          Until the indefeasible Payment in Full of the Senior Debt has occurred, the Subordinated Creditor, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law as against any Senior Creditor or any of the Collateral.

(w)         Subordinated Creditor will not object to (and will consent to) a plan of reorganization or plan of liquidation that is accepted by the requisite affirmative vote of all classes composed of the secured claims of Senior Creditors based upon the failure of such plan of reorganization to pay the Subordinated Creditor’s claims.

2.3.	Subordinated Debt Payments.

(a)         Distributions. Notwithstanding the terms of the Subordinated Debt Documents, each Loan Party hereby agrees that it may not make, and each Subordinated Creditor hereby agrees that, except for Distributions in the form of a Permitted Subordinated Debt Payment, it will not accept, any cash Distribution with respect to any of the Subordinated Debt until all of the Senior Debt is Paid in Full.

(b)        Permitted Subordinated Debt Payments.   Notwithstanding anything to the contrary contained in this Agreement or the Credit Agreement, but only so long as (x) a Senior Creditor has not sent to the Subordinated Creditor a notice of a Default or an Event of Default under any Senior Debt and/or (y) a Proceeding has not been commenced by or against a Loan Party, the Borrower shall be entitled to pay Permitted Subordinated Debt Payments (but only in accordance with the terms thereof) to the Subordinated Creditor.

2.4.	Subordinated Debt Standstill Provisions.

(a)         Until all of the Senior Debt is Paid in Full, whether or not any Proceeding has been commenced by or against any Loan Party, Subordinated Creditor shall not, without the prior written consent of the Senior Agent, take any Enforcement Action with respect to the Subordinated Debt or otherwise. Until the Senior Debt is Paid in Full, whether or not any Proceeding has been commenced by or against any Loan Party, Senior Creditors shall have the exclusive right to take Enforcement Actions with respect to any Loan Party and/or the Collateral without any consultation with or the consent of Subordinated Creditor. In connection with any Enforcement Action, Senior Creditors may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral, to incur expenses in connection with such Disposition, and to exercise all the rights and remedies of a secured creditor under applicable law. Any Distributions or other proceeds of any Enforcement Action obtained by any Subordinated Creditor shall in any event be held in trust by it for the benefit of the Senior Creditors and promptly paid or delivered to the Senior Agent (to be held and/or applied to the Senior Debt by the Senior Agent in accordance with the terms of the Senior Debt Documents) until all Senior Debt is Paid in Full.

2.5.        Retention of Proceeds. Subordinated Creditor shall not be permitted to retain any proceeds of Collateral or any other Distribution by or on behalf of any Loan Party or any Subsidiary of any Loan Party received in connection with any Enforcement Action or otherwise unless and until the Payment in Full of Senior Debt has occurred, and any such proceeds received or retained in any other circumstance shall in any event be held in trust by it for the benefit of the Senior Creditors and promptly paid or delivered to the Senior Agent (to be held and/or applied to the Senior Debt by the Senior Agent in accordance with the terms of the Senior Debt Documents) until all Senior Debt is Paid in Full.

2.6.	Liens and Security Interests.

(a)         The parties hereto agree that the Subordinated Debt is unsecured and neither any Loan Party nor any Subsidiary of any Loan Party has granted nor shall it grant any Liens on any asset or property of any Loan Party nor any Subsidiary of any Loan Party to secure any Subordinated Debt, or take any action to perfect any Liens securing the Subordinated Debt. In furtherance of the foregoing, the Subordinated Creditor shall not accept, receive or retain any Lien on any asset or property in respect of the Subordinated Debt.

(b)         Subordinated Creditor agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the liens and security interests of the Senior Creditors in the Collateral securing the Senior Debt.

(c)        In the event that any Loan Party desires to sell any of the Collateral, whether or not during the existence any Senior Default, and the requisite Senior Creditors under the Senior Debt Documents consent to such sale, Subordinated Creditor shall be deemed to have consented to such sale.

(d)          In the event that the Subordinated Creditor obtains any liens or security interests (including any judgment liens) in any asset or property of any Loan Party nor any Subsidiary of any Loan Party, the Subordinated Creditor shall (or shall cause its agent) to promptly execute and deliver to Senior Agent such termination statements and releases as Senior Agent shall request to effect the release of the liens and security interests of the Subordinated Creditor in such asset or property of any Loan Party nor any Subsidiary of any Loan Party. In furtherance of the foregoing, Subordinated Creditor hereby irrevocably appoint Senior Agent its attorney-in-fact, with full power of substitution and with full authority in the place and stead of Subordinated Creditor and in the name of Subordinated Creditor or otherwise, to execute and deliver any document or instrument which Subordinated Creditor may be required to deliver pursuant to this Section 2.6.

(e)         In the event of any Proceeding debt obligations of a reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a confirmed plan of reorganization or liquidation or similar dispositive restructuring plan, both on account of Senior Debt and on account of Subordinated Debt, then, to the extent the debt obligations distributed on account of the Senior Debt and on account of the Subordinated Debt are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(f)         If, in connection with a Proceeding involving any Loan Party, Subordinated Creditor receives any cash, debt, or equity securities on account of Subordinated Debt, the Subordinated Creditor shall turnover such cash, claims, or securities to Senior Agent Creditor for application in accordance with Section 2.5 hereof.

2.7.	Sale, Transfer or other Disposition of Subordinated Debt.

(a)         Subordinated Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document: (i) without giving prior written notice of such action to the Senior Agent, and (ii) unless, prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Senior Agent an agreement joining such transferee as a party to this Agreement as a Subordinated Creditor, or an agreement substantially identical to this Agreement, providing for the continued subordination of the Subordinated Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of the Senior Agent and other Senior Creditors arising under this Agreement.

(b)         Notwithstanding the failure of any transferee to execute or deliver a joinder to this Agreement or an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the Subordinated Creditor, as provided in Section 9 hereof.

2.8.       Legends. Until the termination of this Agreement in accordance with Section 15 hereof, each Subordinated Creditor will cause to be clearly, conspicuously and prominently inserted on the face of each Subordinated Debt Document, as well as any renewals or replacements thereof, the following legend:

“This [agreement/instrument] and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”), dated as of March 28, 2023 between WHITEHAWK CAPITAL PARTNERS LP, as the Senior Agent (as defined therein), BRUCE - MERRILEES ELECTRIC CO., as the Subordinated Creditor, and the other Loan Parties (as defined therein) party thereto, to the indebtedness (including interest).”

2.9.      Obligations Hereunder Not Affected. All rights and interest of the Senior Creditors hereunder, and all agreements and obligations of the Subordinated Creditor and any Loan Party hereunder, shall remain in full force and effect irrespective of:

(a)          any lack of validity or enforceability of any document evidencing any of the Senior Debt;

(b)        any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Debt, or any other permitted amendment or waiver of or any release or consent to departure from any of the Senior Debt Documents;

(c)          any exchange, release or non-perfection of any collateral for all or any of the Senior Debt;

(d)        any failure of any Senior Lender or Senior Agent to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement or any Senior Debt Document other than this Agreement;

(e)         any reduction, limitation, impairment or termination of the Senior Debt for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and any Loan Party and Subordinated Creditor hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Debt; and

(f)         any other circumstance, whether similar or dissimilar which might otherwise constitute a defense available to, or a discharge of, any Loan Party in respect of the Senior Debt or Subordinated Creditor in respect of this Agreement.

Each Subordinated Creditor acknowledges and agrees that the Senior Creditors may in accordance with the terms of the Senior Debt Documents, without notice or demand and without affecting or impairing Subordinated Creditor’ obligations hereunder from time to time, (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Debt or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Debt and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as Senior Agent and the Senior Lenders in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against any Loan Party or any other Person. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Agent, the Senior Lenders and Subordinated Creditor even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed.

2.10.      Marshaling. Until the Payment in Full of the Senior Debt, each Subordinated Creditor agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead, or otherwise assert, or otherwise claim the benefit of, any marshaling, appraisal, valuation, or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

2.11.     Rights Relating to the Senior Agent’s Actions with respect to the Collateral. Subordinated Creditor hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Senior Creditors from taking, or refraining from taking, any action with respect to all or any part of the Collateral.

3.	Modifications.

3.1.      Modifications to Senior Debt Documents. Senior Agent and the Senior Lenders may at any time and from time to time without the consent of or notice to Subordinated Creditor, without incurring liability to Subordinated Creditor and without impairing or releasing the obligations of Subordinated Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms or increase the amount of any or all of the Senior Debt, or amend or otherwise modify in any manner any Senior Debt Document.

3.2.        Modifications to Subordinated Debt. Until all of the Senior Debt has been Paid in Full, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, Subordinated Creditor shall not, without the prior written consent of the Senior Agent, agree to any amendment, modification or supplement to any Subordinated Debt Document.

4.	Representations and Warranties.

4.1.       Representations and Warranties and Covenants of Subordinated Creditor. Subordinated Creditor hereby represents and warrants to Senior Agent and the Senior Lenders that as of the date hereof: (a) each Subordinated Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (b) the execution of this Agreement by each Subordinated Creditor will not violate or conflict with the organization documents of such Subordinated Creditor (to the extent applicable), any material agreement binding upon such Subordinated Creditor or any law, regulation or order or require any consent or approval which has not been obtained; (c) this Agreement is the legal, valid and binding obligation of each Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; and (e) each Subordinated Creditor is the sole owner, beneficially and of record, of its respective Subordinated Debt.

4.2.       Representations and Warranties of Senior Agent. Senior Agent hereby represents and warrants to Subordinated Creditor that as of the date hereof: (a) Senior Agent is a limited liability company duly formed and validly existing under the laws of the State of Delaware; (b) Senior Agent has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by Senior Agent will not violate or conflict with the organizational documents of Senior Agent, any material agreement binding upon Senior Agent or any law, regulation or order or require any consent or approval which has not been obtained; and (d) this Agreement is the legal, valid and binding obligation of Senior Agent, enforceable against Senior Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

5.           Subrogation; Recovery. Subject to the Payment in Full of all Senior Debt, Subordinated Creditor shall be subrogated to the rights of Senior Agent and the Senior Lenders to receive Distributions with respect to the Senior Debt until the Subordinated Debt is paid in full. Subordinated Creditor agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the holders of the Senior Debt in a Proceeding or otherwise, any Distribution received by Subordinated Creditor with respect to the Subordinated Debt shall be deemed to have been received by Subordinated Creditor in trust as property of the holders of the Senior Debt and Subordinated Creditor shall forthwith deliver the same to the Senior Agent for the benefit of the Senior Lenders (to be held and/or applied to the Senior Debt by the Senior Agent in accordance with the terms of the Senior Debt Documents) until all Senior Debt is Paid in Full. A Distribution made pursuant to this Agreement to Senior Agent or a Senior Lender which otherwise would have been made to a Subordinated Creditor is not, as between any Loan Party and such Subordinated Creditor, a payment by a Loan Party to or on account of the Senior Debt.

6.          Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by each of Senior Agent and the Subordinated Creditor, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

7.           Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

8.           Notices. Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. (New York City time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (d) if by United States mail, four business days after deposit in the United States mail, postage prepaid and properly addressed.

Notices shall be addressed as follows:

If to Subordinated Creditor:

[    ]

With a copy (which shall not constitute notice) to:

[    ]

If to any Loan Party:

[    ]

With copy (which shall not constitute notice) to:

If to Senior Agent:

[    ]

With copy (which shall not constitute notice) to:

[    ]

If to Senior Agent:

[    ]

With copy (which shall not constitute notice) to:

[    ]

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 8.

9.           Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Senior Agent, each other Senior Creditor, each Subordinated Creditor, and each Loan Party. To the extent permitted under the applicable Senior Debt Documents, Senior Lenders may, from time to time, without notice to Subordinated Creditor, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. Subordinated Creditor further agrees that it will, at the request of Senior Agent, enter into an agreement, in the form of this Agreement, mutatis mutandis, with any party that refinances any Senior Debt; provided, that the failure of Subordinated Creditor to execute such an agreement shall not affect such party’s right to rely on and enforce the terms of this Agreement.

10.         Relative Rights. This Agreement shall define the relative rights of Senior Agent, Senior Lenders and the Subordinated Creditor. Nothing in this Agreement shall (a) impair, as among any Loan Party, Senior Agent and the Senior Lenders, and as among any Loan Party and the Subordinated Creditor, the obligation of any Loan Party with respect to the payment of the Senior Debt and the Subordinated Debt in accordance with their respective terms or (b) affect the relative rights of Senior Agent, any Senior Lender or any Subordinated Creditor with respect to any other creditors of any Loan Party.

11.         Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

12.         Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

13.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.         Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

15.         Continuation of Subordination; Termination of Agreement. This Agreement shall remain in full force and effect until Payment in Full of all of the Senior Debt after which this Agreement shall terminate without further action on the part of the parties hereto, provided, that if any payment is, subsequent to such termination, recovered from any holder of Senior Debt, this Agreement immediately and automatically shall be reinstated.

16.     APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

17.        CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT LOCATED IN THE COUNTY OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT LOCATED IN THE COUNTY OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18.      WAIVER OF JURY TRIAL. EACH SUBORDINATED CREDITOR, EACH LOAN PARTY PARTY HERETO, AND SENIOR AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH SUBORDINATED CREDITOR, EACH LOAN PARTY PARTY HERETO, AND SENIOR AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE SENIOR DEBT DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH SUBORDINATED CREDITOR, EACH LOAN PARTY PARTY HERETO, AND SENIOR AGENT WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

IN WITNESS WHEREOF, Subordinated Creditor, each Loan Party party hereto, and Senior Agent have caused this Agreement to be executed as of the date first above written.

SUBORDINATED CREDITOR:

BRUCE - MERRILEES ELECTRIC CO.

By:	/s/ Jay H. Bruce
Name:	Jay. H. Bruce
Title:	President & CEO

[Subordination Agreement]

SENIOR AGENT:

WHITEHAWK CAPITAL PARTNERS LP

By:	/s/ Robert A. Louzan
Name:	Robert A. Louzan
Title:	Managing Partner

[Subordination Agreement]

LOAN PARTIES:

STRONGHOLD DIGITAL MINING HOLDINGS LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING, INC.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

LIBERTY BELL FUNDING LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

EIF SCRUBGRASS, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard

Title:	Authorized Person

PANTHER CREEK POWER OPERATING, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard

Title:	Authorized Person

[Subordination Agreement]

STRONGHOLD DIGITAL MINING PENN, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING OPERATING, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

SCRUBGRASS POWER LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING EQUIPMENT, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

SCRUBGRASS RECLAMATION COMPANY, L.P.

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

[Subordination Agreement]

STRONGHOLD DIGITAL MINING BT, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING TH, LLC

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING HASHCO, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

OLYMPUS PANTHER HOLDINGS, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

PANTHER CREEK PERMITTING, LLC

By: /s/ Gregory A. Beard
Name: Gregory A. Beard

Title: Authorized Person

[Subordination Agreement]

CLEARFIELD PROPERTIES, INC.

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

PANTHER OP INTEREST HOLDINGS, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING HOSTING, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

[Subordination Agreement]